FORM 8-K/A
Amendment No. 2

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

Date of Report:  September 15, 2005
(Date of Earliest Event Reported)

ADVANCED ID CORPORATION
(Exact name of registrant as specified in its charter)

      Nevada                   000-24965              46-0439668
(State or other jurisdiction  (Commission File Number)     (IRS Employer
 of incorporation)                                         Identification No.)

4500 - 5th Street NE
#200, Bay 6
Calgary, Alberta, Canada
T2E 7C3
(Address of principal executive offices (zip code)

(403) 264-6300
(Registrant's telephone number, including area code)

On July 1, 2007, Advanced ID filed a Form 8-K to report the acquisition of Pneu Logic, Limited. On April 21, 2008, an amendment to the Form 8-K was filed which included pro forma financial statements reflecting the Pneu Logic Limited acquisition. The purpose of this Amendment to the Form 8-K is to include revised financial statements prepared under US GAAP.

Item 9.01  Financial Statements and Exhibits

Pneu Logic Limited
Financial Statements prepared under US GAAP for the years ended 31 January 2005, 31 January 2006 and 31 January 2007

Pneu Logic Limited
                                                       Page
Company Information                                      1
Report of the Independent Auditors                       2
Balance Sheet                                            3
Statement of Income                                      4
Statement of cash flows                                  5
Statement of Shareholders' Equity                        6
Notes to Financial Statements                           7-15

PNEU Logic Ltd

Company Information
For the Year Ended 31 January 2007


DIRECTORS:                 D G Yeomans
                           L Yeomans
                           K Field
                           R S Lakin

SECRETARY:                 Mrs G P A Yeomans

REGISTERED OFFICE:         Hanover Court
                           5 Queen Street
                           Lichfield
                           Staffordshire
                           WS13 6QD

REGISTERED NUMBER:         04357930(England and Wales)

AUDITORS:                  Tomkinson Teal
                           Hanover Court
                           5 Queen Street
                           Lichfield
                           Staffordshire
                           WS13 6QD

Board of Directors
Pneu Logic Limited

Report of the Independent Auditors to the Shareholders of PNEU Logic Ltd

We have audited the financial statements of PNEU Logic Limited as of January 31, 2005, 2006 and 2007 and the related statements of activities, functional expenses, and cash flows for the year then ended. These financials statements are the responsibility of Pneu Logic Limited's management. Our responsibility is to express an opinion on these financial statements based on our audit.

This report is made solely to the company's members, as a body. Our audit work has been undertaken so that we might state to the company's members those matters we are required to state to them in an auditors' report and for no other purpose. To the fullest extent permitted by law, we do not accept or assume responsibility to anyone to anyone other than the company and the company's members as a body, for our audit work, for this report, or for the opinions we have formed.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement of presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Pneu Logic Limited as of January 31, 2005, 2006 and 2007, and the changes in its net assets and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Tomkinson Teal
Hanover Court
5 Queen Street
Lichfield
Staffordshire
WS13 6QD

21 January 2008

PNEU Logic Ltd
Balance Sheets

                             31/01/2004     31/01/2005     31/01/2006     31/01/2007
                                 US$            US$            US$            US$
                             ----------     ----------     ----------     ----------
ASSETS
Current assets:
Cash and cash equivalents      63,903        14,618          27,905              -
Accounts receivable, net        8,279        52,901          12,563         65,198
Group company debtors               -             -               -              -
Inventory, net                 19,071             -          34,476         34,084
Other current assets            8,303         2,923          24,687         19,033
                              -------       -------         -------        -------
    Total current assets       99,556        70,442          99,632        118,316
                              -------       -------         -------        -------
Furniture and equipment, net   70,521             -               -          6,709
Patents, net                   14,572        14,326          12,824         13,336
                              -------       -------         -------        -------
Total assets                  184,649        84,768         112,456        138,361
                              =======       =======         =======        =======

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
Current portion of
  long-term debt              136,613       126,114          32,400         43,013
Loan from Director            363,936       230,522         236,083        157,246
Accounts payable               28,243        52,890         141,161        253,402
Accrued expenses                2,899         8,843          29,960         25,052
                              -------       -------         -------        -------
    Total current liabilities 531,690       418,369         439,604        478,713
                              -------       -------         -------        -------
Total liabilities             531,690       418,369         439,604        478,713
                              -------       -------         -------        -------

Shareholders' equity:
  Common stock, 1 (pound) par value;
  100,000 Shares authorized;
  100 shares issued in 2003,
  60,000 (issued at par in
  2004.                           165       110,402         110,402       110,402
Accumulated (deficit)        (314,790)     (400,136)       (412,106)     (393,455)
Accumulated other
  comprehensive (loss) income (32,416)      (43,868)        (25,444)      (57,299)
                              -------       -------         -------       -------
    Total shareholders'
      equity                 (347,041)     (333,602)       (327,148)     (340,352)
                              -------       -------         -------       -------
    Total liabilities and
      Shareholders' equity    184,649        84,768         112,456       138,361
                              =======       =======         =======       =======

See notes to the financial statements

PNEU Logic Ltd

Statements of Income
For the periods ended

                                      31/01/2005    31/01/2006    31/01/2007
                                      12 months     12 months     12 months
                                      ----------    ----------    ----------
                                           $             $             $
Net revenues:
Product revenues                         53,679        87,148       311,460
Other revenue                                 0             0             0
                                       --------      --------      --------
Revenues, net                            53,679        87,148       311,460
                                       --------      --------      --------
Costs and expenses
  Cost of good sold                      32,935        58,813       249,249
  Marketing, general and administrative  48,487        23,074        38,332
  Research and development               51,893        14,005         5,177
                                       --------      --------      --------
    Total costs and expenses            133,315        85,893       292,758
                                       --------      --------      --------
(Loss) income from operations           (79,636)       (8,744)       18,702
Other (expense) and income:
  Interest income                           322            74           134
  Interest expense                       (6,032)       (3,296)         (174)
                                       --------      --------       -------
    Total other (expense) and income     (5,710)       (3,222)          (40)
                                       --------      --------       -------
Net (loss) income before taxes          (85,346)      (11,966)       18,662
                                       --------      --------       -------
Provision for income taxes                    0             0           (21)
Net (loss) income                       (85,346)      (11,966)       18,641
                                       ========      ========       =======

See notes to the financial statements

Pneu Logic Limited
Statements of cash flows
For the periods ended

                                      31/01/2005    31/01/2006    31/01/2007
                                      12 months     12 months     12 months
                                      ----------    ----------    ----------
                                           $             $             $
Net income                              (85,346)       (11,966)      18,641
Add (deduct) items not using
  (providing) cash
  Depreciation                                0              0        1,087
  Amortization                              735            725          744
  Gain on sale of equipment              35,593              0            0
  Increase in deferred taxes                  0              0            0
  (Increase) decrease in accounts
    receivable                          (43,212)        38,068      (48,696)
  (Increase) decrease in inventory       19,236        (35,047)       3,656
  (Increase) decrease in other debtors    5,526        (22,287)       7,711
  Increase (decrease) in accounts
    payable                              23,063         92,671       92,944
  Increase (decrease in other
    creditors                             5,696         21,957       (7,526)
  (Decrease) increase in taxes payable        0              0           20
                                       --------       --------     --------
Net cashflow from operating activities   46,637         96,087       49,941
                                       --------       --------     --------
Cashflow from investing activities
Sale of equipment                        35,540              0            0
  Purchase of intangible assets               0              0            0
  Purchase of equipment                       0              0       (7,447)
                                       --------       --------     --------
    Net cash provided by investing
      activities                         35,540              0       (7,447)
                                       --------       --------     --------
Cashflow from financing activities
  Sale of common stock                  110,237              0            0
  Increase in loans payable            (157,277)       (69,803)    (131,019)
  Increase in factoring                       0              0            0
                                       --------       --------     --------
    Net cash provided by financing
      activities                        (47,040)       (69,803)    (131,019)
                                       --------       --------     --------
Effect of exchange rate changes             924         (1,032)      (1,037)
Net increase in cash and cash
  Equivalents                           (49,286)        13,285      (70,921)
Cash and cash equivalents at beginning
  of the year                            63,903         14,618       27,903
                                       ========       ========     ========
Cash and cash equivalents at end of
  the year                               14,617         27,903      (43,018)
                                       ========       ========     ========

See notes to the financial statements

PNEU Logic Limited
Statements of Shareholders' Equity

                               Common stock       Accumulated
                          Shares         Amount     deficit
                          ------         ------   -------------
                           No.              $           $            $           $
Balance at 31 January
  2004                      100            165      (314,790)    (32,416)    (347,041)
Comprehensive income:
    Net income                                       (85,346)                 (85,346)
    Foreign currency
      translation                                                (11,452)     (11,452)
                        -------       --------      --------    --------     --------
    Total comprehensive
      income                  -              -       (85,346)    (11,452)     (96,798)
New issue                60,000        110,237             -           -      110,237
                        -------       --------      --------    --------     --------
Balance at 31 January
  2005                   60,100        110,402      (400,136)    (43,868)    (333,602)
Comprehensive income:
    Net income                -              -       (11,966)          -      (11,966)
    Foreign currency
      translation             -              -             -      18,424       18,424
    Unidentified              -              -            (4)          -           (4)
                        -------       --------      --------    --------     --------
    Total comprehensive
      income                  -              -       (11,790)     18,424        6,454
                        -------       --------      --------    --------     --------
Balance at 31 January
  2006                   60,100        110,402      (412,106)    (25,444)    (327,148)
Comprehensive income:
    Net income                -              -        18,641           -       18,641
    Foreign currency
      translation             -              -             -     (31,855)     (31,855)
    Unidentified              -              -             9           -            9
                        -------       --------      --------    --------     --------
    Total comprehensive
      income                  -              -        18,651     (31,855)     (13,204)
                        -------       --------      --------    --------     --------
Balance at 31 January
  2007                   60,100        110,402      (393,455)    (57,299)    (340,352)
                        =======       ========      ========    ========     ========

See notes to the financial statements

Pneu Logic Limited
Notes to the Financial Statements

1.  Description of business
Pneu Logic Limited ("Pneu Logic") is a company incorporated in England and Wales specialising in the manufacture and sale of electronic equipment. Pneu Logic's principle markets are the UK, Europe and the USA. The company ceased trading on 30 June 2007.

2.  Use of these financial statements

These financial statements have been prepared by the Company solely for group consolidation purposes and internal company use.

3.  Significant accounting policies

  Use of estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and the expenses during the reporting period. Actual results could differ from those estimates.

  Cash and cash equivalents
The Company considers all cash accounts, which are not subject to withdrawal restrictions or penalties, to be cash and cash equivalents.

  Revenue recognition
The Company recognizes revenue from the sale of its products at the time of shipment, when title and risk of loss transfer. The Company provides products to its distributors at agreed wholesale prices and the balance of customers at set retail prices. Distributors can receive discounts for accepting high volume shipments. The discounts are reflected immediately in the net invoice price, which is the basis for revenue recognition. No further material discounts or sales incentives are given.

The Company's considerations for recognizing revenue upon shipment of product to a distributor are based on the following:

   - Persuasive evidence that an arrangement (purchase order and sales invoice) exists between a willing buyer (distributor0 and the Company that outlines the terms of sale (company information, quantity of goods, purchase price and payment terms). The buyer (distributor) does not have a right of return.

   - Shipping terms are ex-factory shipping point. At this point, the buyer (distributor) takes title to the goods and is responsible for all risks and rewards of ownership, including insuring the goods as necessary.

   - The buyer (distributor) places a purchase order with the Company. The terms of the sale are cash, COD or credit Customer credit is determined based on the Company's policy and procedures related to the buyer's (distributor's) creditworthiness. Based on this determination, the Company believes that collectibility is reasonably assured.

Provision has been made for estimated sales returns based on historical experience.

  Shipping and Handling revenues and Costs
Shipping and Handling revenues are included in product revenue and the related costs are included in cost of good sold.

  Inventories
Inventories are recorded at lower of cost (first-in, first out) or market value.
                            As at:

                          31/01/2004    31/01/2005    31/01/2006    31/01/2007
                               $             $             $             $
Inventories                       -             -             -             -
Finished goods               19,071             -        34,476        34,084
                            -------       -------       -------       -------
                             19,071             -        34,476        34,084
Valuation allowance               -             -             -             -
                            -------       -------       -------       -------
Total inventory              19,071             -        34,476        34,084
                            =======       =======       =======       =======

  Accounts receivable
Accounts receivable are recorded at net realizable value. The Company performs ongoing credit evaluations of customers' financial condition and does not require collateral for accounts receivable arising in the normal course of business. The Company maintains allowances for potential credit losses based on the Company's historical trends, specific customer issues and current economic trends. Accounts are written off when they are determined to be uncollectible based on managements' assessment of individual accounts. Credit losses, when realized, have been within the range of management's expectations. No provision for bad debts has been considered necessary.

  Equipment
Equipment is recorded at cost. Depreciation on equipment is recorded using the straight line method over the stimulated economic useful life of the related assets. Estimated useful lives are 3 years for equipment. Depreciation expense, which is included in marketing, general and administrative costs in the Income Statement, for each period was:

                                              Period Ended

                          31/01/2004    31/01/2005    31/01/2006    31/01/2007
                               $             $             $             $
Depreciation expense         7,215              -             -        1,087
                           =======        =======       =======      =======

Property and equipment consist of the following at:

                          As at:

                          31/01/2004    31/01/2005    31/01/2006    31/01/2007
                               $             $             $             $
Equipment                    77,674       3,205          3,029        11,190
                            -------     -------        -------       -------
                             77,674       3,205          3,029        11,190
Less: Accumulated
  Depreciation               (7,153)     (3,205)        (3,029)       (4,481)
                            -------     -------        -------       -------
                             70,521           -              -         6,709
                            =======     =======        =======       =======

  Long lived assets
Management assesses the recoverability of long-lived assets whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable from its future undiscounted cash flows. If it is determined that an impairment has occurred, an impairment loss is recognized for the amount by which the carrying amount of the asset exceeds its estimated fair value.

Intangible assets
The company follows Statement of Financial Accounting Standards No. 142 ("SFAS 142"), "Goodwill and Other Intangible Assets," which discontinues the amortization of goodwill and identifiable intangible assets that have indefinite lives. In accordance with SFAS 142, these assets are tested for impairment on an annual basis.

Intangible assets comprise expenditure on patents and are amortized over 20 years:
                          As at:

                          31/01/2004    31/01/2005    31/01/2006    31/01/2007
                            (pounds)     (pounds)       (pounds)     (pounds)
Patents                      14,572       15,080         14,256       15,689
                            -------      -------        -------      -------
                             14,572       15,080         14,256       15,689




Less: Accumulated
  amortization                    -          754          1,426        2,353
                            -------      -------        -------      -------
                             14,572       14,326         12,830       13,335
                            =======      =======        =======      =======

  Research and development
All research and development costs are charged to operations as incurred.

  Advertising costs
Advertising costs are charged to operations as incurred

Advertising expense was as follows:

                          Period ended

                          31/01/2004    31/01/2005    31/01/2006    31/01/2007
                               $             $             $             $
Advertising expense           1,468       1,710          1,376             -
                            =======     =======        =======       =======

  Income taxes
The Company accounts for income taxes using the asset and liability method. Under this method, deferred tax assets and liabilities are recognized based on the difference between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted rates in effect in the years when those temporary differences are expected to reverse. The impact on deferred taxes of a change in tax rates, should a change occur, is recognized in income in the period that include the enactment date.

  Comprehensive Income
The Company reports comprehensive income in accordance with the provision of SFAS No 130, "Reporting Comprehensive Income," which establishes standards for reporting comprehensive income and its components in financial statements. Comprehensive Income, as defined, includes al changes in equity during a period from non-owner sources.

  Foreign currency translation
The Company's functional currency is GB pounds. Assets and liabilities are translated to US dollars at year end exchange rates. Stockholders' equity is translated at historical exchange rates. Income and expense items are translated at the average rates of exchange prevailing during the year. The adjustment resulting from translating the financial statements is reflected as a component of accumulated other comprehensive income (loss) within stockholders' equity. Foreign currency transaction gains or losses are recognized in current operations.

4. The current portion comprises a number of lines of credit arranged with various banks.

                          31/01/2005    31/01/2006    31/01/2007
                           (pounds)      (pounds)      (pounds)
Loan from a company by a
  Director of Pneu Logic   85,682         32,400             -
Factoring facility         40,432              -             -
Bank line of credit             -              -        43,013
                          -------        -------       -------
                          126,114         32,400        43,013
                          =======        =======       =======

The key terms of the line of credit are:
  Loan from a company controlled by a director of Pneu Logic - unsecured and interest free
  Factoring facility with Barclays Bank PLC
  Bank line of credit - 43,013

5.  Accrued Expenses
The following table presents accrued expenses:

                          31/01/2005    31/01/2006    31/01/2007
                              $             $             $
Corporate taxes                   -             -             -
Other accrued liabilities     8,618        30,884        23,467
                            -------       -------       -------
Total accrued expenses        8,618        30,884        23,467
                            =======       =======       =======

6.  Capital stock transactions
The ownership of the Company changed during 2007 and the Company ceased trading on 30 June 2007.

7.  Income taxes
The provision for income taxes consists of the following:

                          Period ended
                          31/01/2005    31/01/2006    31/01/2007
                           12 months     12 months     12 months
                              $             $             $
Current income tax provision
    Federal                       -             -            21
    State                         -             -             -
                            -------       -------       -------
                                  -             -            21
                            -------       -------       -------
Deferred income tax
  Provision
    Federal                       -             -             -
    State                         -             -             -
    Change in valuation
      allowance                   -             -             -
                            -------       -------       -------

                                  -             -             -
                            -------       -------       -------
Income tax expense                -             -            21
                            =======       =======       =======

Income taxes as a percentage of income differ from statutory federal income tax rate due to:

Period ended
                          31/01/2005    31/01/2006    31/01/2007
                           12 months     12 months     12 months
                               %             %              %
Statutory Federal income
  Tax rate                    (30.0)        (30.0)        (30.0)
Losses carry forward           30.0          30.0          30.0
                             ------        ------        ------
Effective income tax rate       0.0           0.0           0.0
                             ======        ======        ======

The components of the net deferred income tax assets and liabilities are as follows:
Period ended
                          31/01/2005    31/01/2006    31/01/2007
                               $             $             $
    Change in valuation
      allowance                   -             -             -
                            -------       -------       -------
                                  -             -             -
                            =======       =======       =======

8.  Retirement and Post-Retirement Plans
The Company does not have any retirement and post retirement plans

9.  Segment reporting
Management considers that the Company comprises of one segment, that of sale of electronic equipment. Management evaluates the performance of the segment based on profit before income taxes but not including interest income, interest expense and other income.

   a)  Net sales
Net sales consist of the following:

Period ended
                          31/01/2005    31/01/2006    31/01/2007
                           12 months     12 months     12 months
                               $             $             $
    Sale of electronic
      equipment              53,679        87,148       311,460
                            -------       -------       -------

Geographical analysis of net sales is as follows:

Period ended
                          31/01/2005    31/01/2006    31/01/2007
                           12 months     12 months     12 months
                               $             $             $
    United Kingdom            13,420       21,787        77,865
    Other European countries  26,840       43,574       155,730
    Other                     13,420       21,787        77,865
                            -------      --------      --------
                              53,679       87,148       311,460
                            ========     ========      ========

   b) Operating loss from operations:

Period ended
                          31/01/2005    31/01/2006    31/01/2007
                           12 months     12 months     12 months
                               $             $             $
    Sale of electronic
      equipment              (79,636)      (8,744)       18,702
    Interest income              322           74           134
    Interest expense          (6,032)      (3,296)         (174)
                             -------     --------      --------
    Loss from continuing
      operations             (85,346)     (11,966)       18,662
                            ========     ========      ========

   c) Reportable Segment Assets, Capital Expenditure and Depreciation Assets that are included in the measure of the segment's assets that is used by the chief operating decision maker represent cash and cash equivalents, trade accounts receivable (net), inventories and equipment. The amounts included in the balance sheet relating to the aforementioned reportable segment assets all relate to the Company's only segment of the sale of electronic equipment.

   d) Long lived assets
All of the Company's long lived assets are located in the UK.

11.  Human resources
The Company has no staff other than its directors.

Exhibits
No.                      Description

No. 10 Asset Purchase Agreement dated July 1, 2007 incorporate by reference to Form 8-K filed November 11, 2007.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Advanced ID Corporation


By:      /s/ Dan Finch
         ------------------------
         Dan Finch
         Chief Executive Officer and President


Dated:  May 12, 2008